UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 19, 2008

First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-33652	26-0610707
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

201 Wells Avenue South
Renton, Washington 98057
(Address of principal executive offices and zip code)

(425) 255-4400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
           CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
          CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        (c) (1)-(2) On February 19, 2008, First Financial Northwest, Inc. ("Company") and its wholly-owned subsidiary, First Savings Bank Northwest ("Bank"), announced that Kari A. Stenslie, age 43, has joined the Company and the Bank as Vice President and Chief Financial Officer. Prior to joining the Company and the Bank, Ms. Stenslie was employed by First Mutual Bancshares, Inc. and its wholly-owned subsidiary, First Mutual Bank, located in Bellevue, Washington, from 1988 until February 2008 and served as Senior Vice President and Controller. For further information concerning Ms. Stenslie's background, reference is made to the press release dated February 19, 2008 which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        Also on February 19, 2008, the Bank announced that Roger Elmore, age 41, had been named Chief Operating Officer of the Bank. Mr. Elmore has been employed by the Bank since 2004 as a Vice President and Senior Operations Officer. Prior to joining the Bank, Mr. Elmore was Vice President-Risk Operations Division Manager at Washington Mutual Bank from 1993 until 2004. For further information concerning Mr. Elmore's background, reference is made to the press release dated February 19, 2008 which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        (3) On October 9, 2007, Mr. Elmore entered into a Change in Control Severance Agreement with the Bank, the form of which was included as an exhibit to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 6, 2007, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

            (d)           Exhibits

            10.2        Form of Change in Control Severance Agreement (incorporated by reference to the Registration Statement on Form S-1 filed by the Company on June 6, 2007 (333-143549)).

            99.1        News Release of First Financial Northwest, Inc. dated February 19, 2008.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

Date: February 19, 2008	By:/s/Victor Karpiak
Victor Karpiak
President and Chief Executive Officer

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Exhibit 99.1

Press Release dated February 19, 2008

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For more information, contact:
Victor Karpiak: (425) 255-4400

FIRST FINANCIAL NORTHWEST, INC. NAMES CHIEF FINANCIAL OFFICER
AND CHIEF OPERATING OFFICER

Renton, Washington - February 19, 2008 - First Financial Northwest, Inc. (the "Company") (NASDAQ GSM: FFNW), the holding company for First Savings Bank Northwest ("Bank"), announced today that Kari Stenslie has joined the Company and the Bank as Vice President and Chief Financial Officer effective February 19, 2008. Ms. Stenslie, a certified public accountant, brings nearly 20 years of financial institution experience to the Company, having been employed by First Mutual Bancshares, Inc. Bellevue, Washington and its subsidiary, First Mutual Bank, since 1988 in accounting related positions. From 1999 until its acquisition in February 2008 she was First Mutual's Senior Vice President and Controller. Ms. Stenslie received her Bachelor of Arts in Business from Seattle University. Ms. Stenslie's professional affiliations include the American Institute of Certified Public Accountants, Washington State Society of Certified Public Accountants and the Institute of Management Accountants.

"Kari's financial institution experience, and particularly her strong background in SEC and regulatory reporting, financial controls, development and implementation of accounting policies and procedures, will be a great benefit to the Company and Bank and we are delighted to have Kari join our senior management team, " said Victor Karpiak, Chairman, President and CEO.

"First Financial and First Savings have exciting opportunities ahead and I look forward to applying my experience to support the Company's overall goals and operations" said Ms. Stenslie.

The Bank also announced that Roger Elmore has been promoted from the Bank's Senior Operations Officer to its Chief Operating Officer. Mr. Elmore has been with the Bank since 2004. Mr. Karpiak commented, "I am pleased to announce this promotion and to recognize Roger's significant contributions, as well as his increasing level of responsibility at the Bank. His banking and financial expertise, combined with his commitments to customers, employees and the community have been instrumental in the Bank's success." Mr. Karpiak continued, "Roger is a highly respected leader at the Bank and within our community. Our directors and employees join me in congratulating him on his promotion."

About the Company

First Financial Northwest, Inc. is a Washington corporation headquartered in Renton, Washington. It is the parent company of First Savings Bank Northwest, a Washington chartered stock savings bank that was originally organized in 1923. The Company serves the Puget Sound Region of Washington that includes King, Snohomish and Pierce Counties, through its full-service banking office. For additional information about the

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Company and the Bank, please visit the website at www.fsbnw.com and click on the "Investor Relations" section.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, interest rate fluctuations; economic conditions in the Company's primary market area; demand for construction/land development, residential, commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; technological factors affecting operations; pricing of products and services; and other risks detailed in the Company's reports filed with the Securities and Exchange Commission. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statement.

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